EXHIBIT 99.1

EXECUTION COPY

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of February 29, 2012

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among THE KROGER CO., an Ohio corporation (the “Borrower”), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Lenders and the Administrative Agent have entered into a Five Year Credit Agreement dated as of November 8, 2010, amended and restated as of January 25, 2012 (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.         Amendment to Credit Agreement.  The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended in full to read as follows:

“Consolidated EBITDA” means, for any period, on a Consolidated basis for the Borrower and its Subsidiaries, (a) the sum of (i) Consolidated Net Income for such period, (ii) depreciation and amortization expense for such period, (iii) interest expense net of interest income for such period, (iv) Federal and state income taxes for such period as determined in accordance with GAAP, (v) extraordinary losses (and any unusual losses in excess of $1,000,000 arising in or outside of the ordinary course of business not included in extraordinary losses (determined in accordance with GAAP) that have been included in the calculation of Consolidated Net Income) for such period, (vi) LIFO charges that have been included in the calculation of Consolidated Net Income for such period, (vii) charges related to the consolidation of the UFCW multi-employer pension funds in an aggregate amount not to exceed $650,000,000 taken on or prior to January 29, 2012, (viii) other charges related to the consolidation of the UFCW multi-employer pension funds in an aggregate amount not to exceed $350,000,000 and (ix) other non-recurring non-cash charges including goodwill and other impairment charges in such period minus (b) the sum of (i) extraordinary gains (and any unusual gains in excess of $1,000,000 arising in or outside of the ordinary course of business not included in extraordinary gains (determined in accordance with GAAP) that have been included in the calculation of Consolidated Net Income) for such period, (ii) LIFO credits that have been included in the calculation of Consolidated Net Income for such period and (iii) without duplication, cash charges during such period related to charges that had been added to Consolidated Net Income in prior periods in accordance with clauses (a)(viii) and (ix) above.

SECTION 2.         Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the

Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders.

SECTION 3.         Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)   The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio.

(b)   The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower’s charter, regulations or by-laws, as applicable, or (ii) law or any contractual restriction binding on or affecting the Borrower.

(c)   No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended hereby.

(d)   This Amendment has been duly executed and delivered by the Borrower.  This Amendment and the Credit Agreement, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

(e)   There is no pending or threatened action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the Credit Agreement, as amended hereby.

(f)    No event has occurred and is continuing that constitutes a Default.

SECTION 4.         Reference to and Effect on the Credit Agreement and the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)   The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.         Costs and Expenses  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.03 of the Credit Agreement.

SECTION 6.         Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE KROGER CO.

By	/s/ J. Michael Schlotman
Name:	J. Michael Schlotman
Title:	Sr. Vice President and CFO

BANK OF AMERICA, N.A., as Administrative Agent and as Lender

By	/s/ Thomas Kainamura
Name:	Thomas Kainamura
Title:	Vice President

CITIBANK, N.A.

By	/s/ Kenneth Quinn
Name:	Kenneth Quinn
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Director

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Frances W. Josephic
Name:	Frances W. Josephic
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Steven M. Buehler
Name:	Steven M. Buehler
Title:	Managing Director

FIFTH THIRD BANK

By	/s/ Garland F. Robeson IV
Name:	Garland F. Robeson IV
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

GOLDMAN SACHS BANK USA

By	/s/ Ashwin Ramakrishna
Name:	Ashwin Ramakrishna
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By	/s/ David Cole
Name:	David Cole
Title:	Authorized Signatory

THE BANK OF NEW YORK MELLON

By	/s/ David B. Wirl
Name:	David B. Wirl
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Peter H. Ellington
Name:	Peter H. Ellington
Title:	Assistant Vice President

COBANK, ACB

By	/s/ James Matzat
Name:	James Matzat
Title:	Vice President

COMERICA BANK

By	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

THE HUNTINGTON NATIONAL BANK

By	/s/ Josh Elsea
Name:	Josh Elsea
Title:	Vice President

THE NORTHERN TRUST COMPANY

By	/s/ Jeffrey P. Sullivan
Name:	Jeffrey P. Sullivan
Title:	Vice President

FARM CREDIT BANK OF TEXAS

By	/s/ Luis M. H. Requejo
Name:	Luis M. H. Requejo
Title:	Director Capital Markets

AGFIRST FARM CREDIT BANK

By	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Assistant Vice President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By	/s/ Alfred S. Compton, Jr.
Name:	Alfred S. Compton, Jr.
Title:	SVP/Managing Director

MANUFACTURERS AND TRADERS TRUST COMPANY

By	/s/ Curt S. Lang
Name:	Curt S. Lang
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISENBORENLEENBANK B.A.,
“RABOBANK INTERNATIONAL”
NEW YORK BRANCH

By	/s/ Andrew Sherman
Name:	Andrew Sherman
Title:	Managing Director

By	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

SOVEREIGN BANK

By	/s/ Steven Fahringer
Name:	Steven Fahringer
Title:	Vice President

THE BANK OF NOVA SCOTIA

By	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

UMB BANK, N.A.

By	/s/ Robert P. Elbert
Name:	Robert P. Elbert
Title:	Senior Vice President

THE CHIBA BANK, LTD., NEW YORK BRANCH

By	/s/ Yukihito Inamura
Name:	Yukihito Inamura
Title:	General Manager